UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 19, 2018

(Date of Report; Date of Earliest Event Reported)

STEIN MART, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	0-20052	64-0466198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Riverplace Blvd., Jacksonville, Florida 32207

(Address of Principal Executive Offices Including Zip Code)

(904) 346-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Shareholders of Stein Mart, Inc. (“Stein Mart” or the “Company”) was held on June 19, 2018. As of April 13, 2018, the record date for the Annual Meeting, there were 47,913,163 shares of the Company’s common stock outstanding and eligible to vote, of which a total of 43,885,707 shares were present in person or represented by proxy, constituting a quorum. The Company’s shareholders considered and voted upon five proposals. The number of votes cast for, against or withheld, as well as abstentions, if applicable, with respect to each proposal is set forth below:

(1)	To elect the ten (10) director nominees to serve as directors of the Company for the ensuing year and until their successors have been elected and qualified.

Name of Director	For	Withheld	Broker Non-Votes
Jay Stein	25,066,059	295,514	18,524,134
Irwin Cohen	25,058,581	302,992	18,524,134
Thomas L. Cole	25,225,287	136,286	18,524,134
Timothy Cost	25,208,079	153,494	18,524,134
Lisa Galanti	25,213,838	147,735	18,524,134
D. Hunt Hawkins	25,133,832	227,741	18,524,134
Mitchell W. Legler	25,017,492	344,081	18,524,134
MaryAnne Morin	25,129,653	231,920	18,524,134
Richard L. Sisisky	25,230,439	131,134	18,524,134
Burton M. Tansky	25,196,438	165,135	18,524,134

(2) To approve an advisory resolution on executive compensation for fiscal year 2017.

For	24,538,899
Against	648,428
Abstain	174,246
Broker Non-Votes	18,524,134

(3) To approve the Stein Mart 2018 Omnibus Incentive Plan to replace our existing 2001 Omnibus Plan, as amended and restated.

For	24,538,049
Against	622,223
Abstain	201,301
Broker Non-Votes	18,524,134

(4) To approve the Stein Mart Employee Stock Purchase Plan to replace our existing Employee Stock Purchase Plan.

For	24,673,392
Against	487,877
Abstain	200,304
Broker Non-Votes	18,524,134

(5)	To ratify the appointment of KPMG LLP as our independent registered certified public accounting firm for the fiscal year ending February 2, 2019.

For	43,553,805
Against	2067,325
Abstain	64,577
Broker Non-Votes	—

The press release announcing the results of the Annual Meeting of Shareholders is attached as Exhibit 99.1 to this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press Release dated June 19, 2018, announcing the results of the Annual Meeting of Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEIN MART, INC.
(Registrant)

Date: June 19, 2018	By:	/s/ Gregory W. Kleffner
Gregory W. Kleffner
Executive Vice President and Chief Financial Officer